SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-KA

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                             SECURITIES ACT OF 1934

       Date of Report (Date of earliest event reported): January 31, 2002

                       GREYSTONE DIGITAL TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


      33-24536-A                                       84-1107140
  (Commission File No.)                     (IRS Employer Identification No.)

                             4950 MURPHY CANYON ROAD
                               SAN DIEGO, CA 92123
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (858) 874-7000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 4: CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On January 14, 2002 GreyStone Digital Technology, Inc. (the
"Registrant", previously Express Capital Concepts Inc.) received the resignation of J.H. COHN LLP as independent accountants and appointed KPMG LLP. J.H. COHN LLP had served as independent accountants for the Registrant since February 7, 2000 and for GreyStone Technology Inc for the four years preceding its merger with Express Capital Concepts Inc. J.H. COHN LLP had served as independent accountants for the Registrant for the fiscal years ended March 31, 2000 and March 31, 2001.

J.H. COHN LLP's reports for the years ended March 31, 2000 and 2001 included explanatory paragraphs regarding GreyStone Digital Technology, Inc.'s ability to continue as a going concern. Such reports did not contain an adverse opinion or a disclaimer of opinion nor were they modified as to uncertainty, audit scope or accounting principles.

The Registrant's board of directors approved the decision to change accountants and the appointment of KPMG LLP as the successor independent accountants to J.H. COHN LLP. As of the date of this filing, Registrant and the new independent accountants KPMG LLP have not completed formal engagement.

In connection with the Registrant's two most recent fiscal years and subsequent interim period ending June 30, 2001 preceding the resignation, there have been no disagreements with J.H. COHN LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(b) Appointment of New Independent Accountants (See item 4(a) above).

(c) The Registrant has provided the former independent accountants, J.H.
COHN LLP, a copy of the above disclosures, and J.H. COHN LLP has furnished Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter to the SEC, dated January 31, 2002, is filed as Exhibit 16 to this Form 8-K filing.

ITEM 5: OTHER EVENTS

On November 14, 2001, the Registrant announced that, in conjunction with Kiboga Systems, Inc., a privately held Dallas, Texas corporation, that it has accepted a letter of intent to merge GreyStone with Provo, a private Mexican corporation that distributes Ladatel calling cards in Mexico. A copy of the press release is attached to this report in its entirety as an exhibit 99 to this Form 8-K filing.

On December 13, 2001, a majority of the shareholders consisting of not less than 2/3 of the voting power of the Registrant has by their written consent nominated and voted for the addition of four new Board members to fill current vacancies including:

  Former U.S. Treasurer, Ms. Azie Taylor Morton;
  Former U.S. Representative to the Asian Development Bank, Mr. Carl Delfeld; President of KNIGHTCO OIL, Mr. Richard Knight, Jr;
  Former Chairman of the Texas Criminal Justice System, Mr. Charles T. Terrell;

On December 13, 2001, a majority of the shareholders consisting of not less than 2/3 of the voting power of the Registrant has by their written consent directed that in connection with GreyStone's business transaction with KIBOGA Systems, Inc., ("Kiboga") a Texas corporation, the approval to implement and affect a change in location of the corporate offices from 4950 Murphy Canyon Road, San Diego, California, 92123 to Dallas, Texas. The address of the new corporate offices in Dallas, Texas is 15303 North Dallas Parkway, Suite 1150, Addison Texas, 75001 (972) 458-3900.

On December 13, 2001, a majority of the shareholders consisting of not less than 2/3 of the voting power of the Registrant has by their written consent voted for the approval of the merger with PROVO as agreed to in a Letter of Intent signed by the Company on November 14, 2001. Registrant previously filed Form 8-K on November 14, 2001 regarding this proposed transaction.

On December 13, 2001, a majority of the shareholders consisting of not less than 2/3 of the voting power of the Registrant has by their written consent voted for the approval of the spin-off of the government and law enforcement operations of the Registrant in connection with GreyStone's business transaction with PROVO and Kiboga.

On December 13, 2001, a majority of the shareholders consisting of not less than 2/3 of the voting power of the Registrant has by their written consent voted for the approval of KPMG, LLP as the new independent auditors of the company.


ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

EXHIBIT NUMBER                                          EXHIBIT
--------------------------------------------------------------------------------
16 Letter dated January 31, 2002 from J.H. COHN LLP to SEC regarding its concurrence or disagreement with the statements made in Item 4 to this report

99 Copy of press release regarding the announcement by the Company that in conjunction with Kiboga Systems, Inc., a privately held Dallas, Texas corporation, that the company has accepted a letter of intent to merge GreyStone with Provo, a private Mexican corporation that distributes Ladatel calling cards in Mexico.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   GREYSTONE DIGITAL TECHNOLOGY, INC.
Dated: January 31, 2002            By: /s/ RICHARD A. SMITH

                                   Richard A. Smith, Chief Executive Officer

--------------------------------------------------------------------------------
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EXHIBITS TABLE


EXHIBIT 16

January 31, 2002

VIA FACSIMILE:  212-942-9656

Securities and Exchange Commission
450 Fifth Street, N.W.
SECPS / Mail Stop 11-3
Washington, D.C.  20549

Gentlemen:

We have read the statements made by GreyStone Digital Technology, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to
Item 4 of Form 8-K, as part of the Company's amended Form 8-K report for the month of January 2002. We agree with the statements concerning our firm in such Form 8-K.

Very truly yours,

J.H. Cohn LLP

--------------------------------------------------------------------------------

EXHIBIT 99

GreyStone in Merger Talks

SAN DIEGO - November 5, 2001 -- GreyStone Digital Technology, Inc (OTC: BB:
GSTN) announced today in conjunction with Kiboga Systems, Inc., a privately held Dallas, Texas corporation, that it has entered into merger discussions with Provo, a privately held Mexican corporation, and the largest distributor of Ladatel calling cards in Mexico. Provo has stated annual revenues of $160 million USD.

Guiellermo Martinez, Provo's director of new business development, said the company hopes to enter the North American market, offering an array of products and services based on Kiboga's smart card technology. "We are very excited about this smart card's potential applications," said Martinez. "We can use it both for banking and international transfers and for non-banking transactions; to send money, to pay monthly bills and even in security systems, particularly at airports."

Based in San Diego, California, GreyStone Digital Technology's goal is to position itself as a leading provider of applications of advanced digital technology that customers use to help people solve problems, communicate, and improve their businesses, products, and services. The company is experienced in providing powerful real-time, interactive and networked software and systems for defense customers. GreyStone's products and services address a demand from military, law enforcement, and other markets such as integration of software and the application of software to new markets related to city, county, state, regional, national, and international government, law enforcement authorities and agencies; police security and surveillance authorities; intelligence agencies and authorities; and state, national, and international military agencies, departments and authorities.

This news release contains statements that are not purely historical, and as such are forward-looking statements under the federal securities laws. These include forward-looking statements regarding management's intentions, plans, hopes, beliefs, expectations or projections of the future. These forward-looking statements involve risks and uncertainties, including without limitation, acceptance of the company's products and services; additional financing requirements; the impact of competitive products or pricing; technological changes; the effect of economic conditions; the ability to successfully commercialize the company's software products; the company's dependence on key engineering, technical, and other personnel skilled in government contracting; the ability of the government to terminate contracts and subcontracts at any time; and other risks and uncertainties detailed from time to time in the company's reports filed with the Securities and Exchange Commission. One or more of these factors could affect the company's business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this news release will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the company, or any other person, that the objectives and plans of the company will be achieved. All forward-looking statements made in this news release are based on information presently available to management, and the company assumes no obligation to update any forward-looking statements.


End exhibits table